SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 31, 2002
                                                 ---------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
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             (Exact name of registrant as specified in its charter)


      California                     333-67670                33-0974533
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

LOCAL LIMITED PARTNERSHIP INVESTMENTS

         WNC Housing Tax Credit Fund VI, L.P., Series 9 ("Series 9") has acquired an interest in Mendota I, L.P., an Illinois limited partnership ("Mendota I" or the "local limited partnership"). Mendota I owns the Kingsfield Apartments in Plano, Illinois, the Morris Family Apartments in Morris, Illinois, and the Westridge Family Apartments in Mendota, Illinois.

         The following tables contain information concerning Mendota I and its properties:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
MENDOTA I     Kingsfield    Plano        July 2002    $1,133,000   9 1BR Units   $394        $303,243     $568,320
              Apartments    (Kendall                               12 2BR Units  $429        AB (3)
                            County),                               3 3BR Units   $464
                            Illinois                                                         $400,424
              2 buildings                                                                    RD (4)
              (2)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
MENDOTA I     Morris        Morris       July 2002    $2,422,000   23 1BR Units  $422-$440   $352,907     $1,207,770
              Family        (Grundy                                20 2BR Units  $469-$471   AB (5)
              Apartments    County),                               5 3BR Units   $518-$522
                            Illinois                                                         $1,111,499
              5 buildings                                                                    RD (4)
              (2)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
MENDOTA I     Westridge     Mendota      July 2002    $1,013,000   9 1BR Units   $338        $212,504     $536,100
              Family        (LaSalle                               12 2 BR Units $378        AB (5)
              Apartments    County),                               3 3BR Units   $418
                            Illinois                                                         $382,034
              3  buildings                                                                   RD (4)
              (2)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 9 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 9 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service. See the discussion under "The Low Income Housing Tax Credit - Utilization of the Low Income Housing Tax Credit" in the prospectus.

2.   Rehabilitation property.

3. Amcor Bank will provide the first mortgage loan for a term of 20 years at an interest rate of 8% per annum. Principal and interest will be payable monthly based on a 40-year amortization schedule. Outstanding principal and interest will be due on maturity of the loan.

4. The U.S. Department of Agriculture, Rural Development will provide the mortgage loan for a term of 30 years at a market rate of interest prior to reduction of the interest rate by a mortgage interest subsidy to an annual rate of 1%. Principal and interest will be payable monthly based on a 40-year amortization schedule. Outstanding principal and interest will be due on maturity of the loan.

5. Amcor Bank will provide the first mortgage loan for a term of 20 years at an interest rate of 8% per annum. Principal and interest will be payable monthly based on a 30-year amortization schedule. Outstanding principal and interest will be due on maturity of the loan.

Plano (Mendota - Kingsford Apartments): Plano is in Kendall County, Illinois approximately 50 miles southwest of Chicago on U.S. Highway 34. The population is approximately 5,000. The major employers for Plano residents are Plano Molding Company, Menards (retail), and Walmart.

Morris (Mendota - Morris Family Apartments): Morris is in Grundy County, Illinois on Interstate Highway 80, approximately 60 miles southwest of Chicago. The population of Morris is approximately 12,000. The major employers for Morris residents are Commonwealth (title company), Walmart and Morris Hospital.

Mendota (Mendota - Westridge Apartments): Mendota is in LaSalle County, Illinois near the intersection of U.S. Highways 34 and 52, approximately 100 miles southwest of Chicago. The population of Mendota is approximately 7,200. The major employers for Mendota residents are RR Donnelley (printer), Mendota Community Hospital and Plano Molding Company.

-----------------------------------------------------------------------------------------------------------------
                                          LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                     GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL      PROPERTY     PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 9's CAPITAL
PARTNERSHIP     PARTNER      MANAGER (1)  FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION (6)
--------------- ------------ ------------ -------------- --------------- -------------------- -------------------
--------------- ------------ ------------ -------------- --------------- -------------------- -------------------
MENDOTA I       Affordable   Professional $112,283       Series 9:       99.98/.01/.01        $403,426
(Kingsfield)    Housing      Property                    Greater of      30/70
                Development  Management,                 $1,000 or 15%
                Fund, Inc.   LLC                         LGP: 70% of
                                                         the balance
                                                         The balance:
                                                         30/70
--------------|                          |--------------|                                    |-------------------
MENDOTA I                                 $244,115                                            $917,721
(Morris)





--------------|                          |--------------|                                    |-------------------
MENDOTA I                                 $99,941                                             $380,555
(Westridge)



--------------|------------- ------------|--------------| --------------- -------------------|-------------------

1. The local limited partnership will employ either its local general partner or an affiliate of its local general partner, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. The local limited partnership will pay its local general partner or an affiliate of its local general partner fees for various services, including organization, development, land acquisition, syndication, and the like.

3. Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 9 and the local general partner for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of
     (i) Series 9, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and (iii) the local general partner.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 9, and (ii) the local general partner. Net cash proceeds from sale or refinancing of the apartment complex is equal to the sale proceeds less payment of the mortgage loan and other local limited partnership obligations.

6. Series 9 normally will make its capital contributions in stages, with each contribution due when certain conditions regarding construction or operations of the apartment complex have been fulfilled.

         WNC & Associates, Inc. believes that Series 9 is reasonably likely to retain its interest in the local limited partnership identified herein. However, Series 9 may not do so as a result of one or more factors. For example, Mendota I may fail to satisfy one or more conditions precedent to the investment of Series 9. Series 9 may fail to raise additional capital necessary to complete the purchase of the local limited partnership. Moreover, the terms of the acquisition may differ from those as described. In this regard, it is noted that Mendota I consists of three properties, as discussed above. However, the local general partner of Mendota I submitted four properties within the single limited partnership when requesting low income housing tax credits from the Illinois state allocating agency and when requesting mortgage funding from RD. Throughout negotiations, it was the intent of WNC & Associates, Inc. that each property would be held by a separate limited partnership, and that the fourth limited partnership/property would be acquired by an affiliate of WNC & Associates, Inc. Accordingly, the fourth property has been transferred to a second partnership. Nonetheless, Series 9 has entered into the Mendota I partnership agreement with the understanding that if either the Illinois state agency or RD refuses to permit a second limited partnership to hold the fourth property, then, subject to the considerations set forth at the beginning of this paragraph, such property will be acquired by Mendota I (and indirectly through its acquisition of an interest in Mendota I) by Series 9. The original decision to have Series 9 acquire (indirectly) three of the four properties was based on WNC's underwriting and acquisition policies. See "Conflicts of Interest" in the Prospectus.

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information*

                 Proforma Balance Sheet, March 31, 2002
                 Notes to Proforma Balance Sheet

         c.      Exhibits

         10.1 Amended and Restated Agreement Of Limited Partnership Of Mendota I Limited Partnership*

         -----------------
         * To be filed upon availability.






















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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9

Date: June 14, 2002              By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ DAVID N. SHAFER
                                               -------------------
                                               David N. Shafer,
                                               Executive Vice President

                                  EXHIBIT INDEX

     Exhibit
     Number      Description

     10.1 Amended and Restated Agreement Of Limited Partnership Of Mendota I Limited Partnership*

                 ------------------------
                 * To be filed upon availability.